EQ ADVISORS TRUSTSM

EQ/Large Cap Growth Managed Volatility Portfolio

SUPPLEMENT DATED JUNE 22, 2026 TO THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MAY 1, 2026, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus and Prospectus of EQ Advisors Trust (“Trust”) dated May 1, 2026, as supplemented. You should read this Supplement in conjunction with the Summary Prospectus and Prospectus and retain it for future reference. You may view, print, and download these documents, free of charge, at the Trust’s website at https://equitable-funds.com.

The purpose of this Supplement is to provide you with information regarding a sub-adviser change affecting the EQ/Large Cap Growth Managed Volatility Portfolio (the “Portfolio”).

On June 16-18, 2026, the Board of Trustees of the Trust approved certain changes affecting the Portfolio, including: (1) the termination of Polen Capital Management, LLC (“Polen”) as the sub-adviser for an allocated portion of the Portfolio, and (2) the appointment of Westfield Capital Management Company, L.P. (“Westfield”) as the sub-adviser for an allocated portion of the Portfolio. In accordance with the changes approved by the Board of Trustees, Equitable Investment Management Group, LLC, the Portfolio’s investment adviser, will enter into a sub-advisory agreement with Westfield to provide sub-advisory services for an allocated portion of the Portfolio, effective on or about June 26, 2026.

Effective on or about June 26, 2026, the following changes are being made to the Summary Prospectus and Prospectus:

All references to Polen are deleted in their entirety.

The section of the Portfolio’s Summary Prospectus and Prospectus entitled “WHO MANAGES THE PORTFOLIO – Sub-Adviser: Polen Capital Management, LLC (“Polen” or the “Sub-Adviser”)” is deleted in its entirety and replaced with the following information:

Sub-Adviser: Westfield Capital Management Company, L.P. (“Westfield” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Since
William A. Muggia	President, Chief Executive Officer and Chief Investment Officer of Westfield	2026
Richard D. Lee, CFA ®	Managing Partner and Chief Investment Officer of Westfield	2026
Matthew R. Renna	Managing Partner of Westfield	2026
Edward D. Richardson	Partner of Westfield	2026

The section of the Prospectus entitled “Management of the Trust – The Sub-Advisers – Polen Capital Management, LLC” is deleted in its entirety.

The section of the Prospectus entitled “Management of the Trust – The Sub-Advisers – Westfield Capital Management Company, L.P.” is amended by deleting the first sentence of the first paragraph and replacing it with the following information:

Westfield Capital Management Company, L.P. (“Westfield”), One Financial Center, Boston, MA 02111, serves as a Sub-Adviser to a portion of the Active Allocated Portion of the Multimanager Aggressive Equity Portfolio and the EQ/Large Cap Growth Managed Volatility Portfolio.

The section of the Prospectus entitled “Management of the Trust – The Sub-Advisers – Westfield Capital Management Company, L.P.” is further amended by deleting the first sentence of the second paragraph and replacing it with the following information:

Investment decisions for the Active Allocated Portion of the Multimanager Aggressive Equity Portfolio and the Active Allocated Portion of the EQ/Large Cap Growth Managed Volatility Portfolio allocated to Westfield are made by consensus of the Investment Committee (the “Committee”), which is chaired by William A. Muggia.